R1 to Acquire Intermedix and Selected as RCM Services Provider for Ascension Physician Business Investor Presentation February 26, 2018

2 Forward-Looking Statements and Non-GAAP Financial Measures This presentation includes information that may constitute “forward-looking statements,” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to future, not past, events and often address our expected future growth, plans and performance or forecasts. These forward-looking statements are often identified by the use of words such as “anticipate,” “believe,” “designed,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “will,” or “would,” and similar expressions or variations, although not all forward-looking statements contain these identifying words. Such forward-looking statements are based on management’s current expectations about future events as of the date hereof and involve many risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. Subsequent events and developments, including actual results or changes in our assumptions, may cause our views to change. We do not undertake to update our forward-looking statements except to the extent required by applicable law. Readers are cautioned not to place undue reliance on such forward-looking statements. All forward-looking statements included herein are expressly qualified in their entirety by these cautionary statements. Our actual results and outcomes could differ materially from those included in these forward-looking statements as a result of various factors, including, but not limited to risks related to the satisfaction of the conditions to closing the acquisition (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, risks that the expected benefits from the proposed acquisition will not be realized or will not be realized within the expected time period, the risk that the businesses will not be integrated successfully, significant transaction costs, unknown or understated liabilities, our ability to execute a definitive agreement to provide RCM services to Ascension Medical Group, out ability to successfully integrate transitioned Ascension Medical Group employees, our ability to achieve or maintain profitability and retain existing customers or acquire new customers, risks associated with the implementation of our technologies or services with our customers or implementation costs that exceed our expectations, and fluctuations in our quarterly results of operations and cash flows, as well as the factors discussed under the heading “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2016, our 2017 quarterly reports on Form 10-Q and any other periodic reports that the Company files with the Securities and Exchange Commission. This presentation includes the following non-GAAP financial measure: Adjusted EBITDA for R1 (on a historical and projected basis) and adjusted EBITDA for Intermedix on a historical basis. Please refer to the Appendix located at the end of this presentation for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure.

3 THE ONE REVENUE CYCLE PARTNER FOR PROVIDERS. Across evolving payment models, partner engagement structures, and settings of care. OUR VISION IS TO BE…

4 Enterprise Value Relaunch Effective re-launch of company Solidify Acute Care Lead Strengthen acute care position via Ascension deployment Extend Integrated Solution Further build out integrated revenue cycle (acute care + physician) across payment models Phase 3 Phase 2 Phase 1 Advancing our Vision to be the ONE REVENUE CYCLE PARTNER for Providers COMPLETE TODAYCOMPLETE

5 What We Are Announcing Today Signing of Definitive Agreement to Purchase Intermedix 1 2 Term Sheet to be RCM Services Provider for Ascension Medical Group

6 Agenda Transaction Rationale Intermedix Overview Strategic Rationale Financial Outlook 1 2 3 4

7 Intermedix Transaction Overview Transaction Terms ▪ Transaction valued at approximately $460M (cash) ▪ Implied multiple of ~7.9x LTM 9/30/17 adjusted EBITDA1 (includes only cost synergies) ▪ Subject to signing of Ascension Medical Group contract, HSR approval and other customary closing conditions Financing ▪ $80M cash from balance sheet plus transaction fees ▪ New $270M first lien term loan ▪ New $110M subordinated debt ▪ Net leverage of <2.5x Q4’18 adjusted EBITDA run rate Timing ▪ Anticipated closing in second quarter of 2018 Note1: Intermedix adjusted EBITDA for the 12 months prior to 9/30/17 was $48M. R1 expects to generate annualized cost synergies of $10M. Adjusted EBITDA is a non-GAAP measure; please refer to the Appendix for a reconciliation of non-GAAP financial measures.

Transaction Rationale

Accelerates Growth Trajectory	▪ Enables expansion into Ascension Medical Group ▪ Drives onboarding of physician NPR ▪ Expands target addressable market (TAM) from \$60B to \$100B[1]
Improves Revenue Mix	▪ Diversifies revenue mix – Increases non-Ascension revenue – Increases non-Acute revenue
Attractive Valuation	▪ Scaled platform w/ strategic capabilities at a compelling valuation ▪ ~7.9x LTM 9/30/17 adjusted EBITDA[2] (includes only cost synergies)
Accretive to Earnings	▪ Accretive to earnings within first year ▪ Supports preliminary 2020 revenue – \$1.2B to \$1.3B and adjusted EBITDA of \$225M to \$250M

Scaled Platform at an Attractive Valuation that Enables Growth

Note[1]: See additional details on slide 17. Note[2]: See detail provided on slide 7.
Adjusted EBITDA is a non-GAAP measure; please refer to the Appendix for a reconciliation of non-GAAP financial measures.

R1 8

9 Agenda Transaction Rationale Intermedix Overview Strategic Rationale Financial Outlook 1 2 3 4

10 Scaled Platform Differentiated Capabilities Intermedix at a Glance ▪ Experience across settings of care ▪ End-to-End Physician RCM offering ▪ Full suite of practice management services with technology ▪ Significant investment in data analytics and automation ▪ Clinical insights platform well-positioned to serve value-based payment models $4.2B Net Patient Revenue Under Mgmt. 20M Annual Patient Encounters 15K Providers Served 700+ Customers 2.2K Employees Global Onshore & Offshore Delivery Centers Technology Comprehensive Coverage

11 Intermedix Financial Profile $193MLTM September 2017 Revenue $48MLTM September 2017 Adj. EBITDA ~$4.2BAnnual Net Patient Revenue DiversifiedRevenue Profile

12 Agenda Transaction Rationale Intermedix Overview Strategic Rationale Financial Outlook 1 2 3 4

13 Intermedix Acquisition Extends R1’s End-To-End RCM Platform Strategic Fit Addresses Key Healthcare Challenges ▪ Intermedix adds deep capabilities to serve non-acute care settings at scale ▪ Buildout of integrated RCM platform addresses workflow challenges across care settings ▪ Visibility across settings of care & acuity capture enhances value-based payment capability 1 Note1: See additional details on slide 17 Accelerates Growth and Expands our TAM ▪ Intermedix platform drives onboarding of $3.2B of physician NPR ▪ Expands target addressable market by $40B1 ▪ Diversifies revenue mix (customer & end market) 2 Advances our Solution Capabilities ▪ Accelerates buildout of physician capabilities ▪ Enhances R1’s analytics & automation platform ▪ Practice Management & Managed Services Offering (MSO) extends R1’s value proposition 3

14 Addresses Key Healthcare Challenges 1 Strategic Fit Challenges Faced by Providers Our Solutions ▪ Scheduling and order management across care settings ▪ Single point of contact for administrative/billing questions Patient and Physician Satisfaction ▪ Drive scale/reduce duplicative cost between care settings ▪ Improve capture of quality measures Inefficient Workflows Across Care Settings ▪ Full services to optimize practice/extend to affiliated physicians ▪ Central infrastructure that drives scale to local practices Market Reach & Profitability of Physician Practices ▪ Patient care visibility & workflow across all care settings ▪ Robust set of clinical & value-based analytics Adapt to Evolving Payment Models Differentiated Value Prop Enhances R1’s Leadership Position

15 1 Intermedix Adds Meaningful Capabilities to Serve Customers Across the Continuum of Care Strategic Fit End Market Acute Care Hospital-Based Physicians Office-Based Physicians Alternate Site Emergency Medical Services IMX IMX+

16 Accelerates Onboarding of Significant Physician NPR 2 Accelerates Growth Note1: Ascension Medical Group (AMG) contract expected to be signed in connection with close of Intermedix transaction; $0.5B of AMG opportunity signed May 2017. Note2: Presence Health contract expected to be signed in the second quarter of 2018. Intermedix scale critical to onboarding $3.2 billion of physician NPR Customer Physician NPR ($B) Physicians Locations Ascension Medical Group 2.51 5,000 1,900 Intermountain Healthcare 0.6 2,200 180 Presence Health2 0.1 250 100 Total $3.2 7,450 2,180 ▪ 10-year contract ▪ $2.0B NPR ▪ Operating Partner Model ▪ Large primary care footprint and >75 specialties including: − Multi-Specialty (surgery, cardiology, oncology, behavioral health, additional specialties) − Hospital-based (hospitalist, emergency medicine, imaging) Ascension Medical Group Term Sheet Highlights

17 Targeting Large, Growing Industry. R1 Expects to Grow 2x Faster. 2 Expands our TAM 12% Projected CAGR through 2020 25%+ Projected CAGR through 2020 Target Industry Expands TAM to $100B1 External RCM Spend Growing Steadily2… …R1 Revenue Expected to Grow Faster $60 $100 $B $40 Historical Served New TAM Physician Segment Note1: CMS NHE Projections and R1 estimates. Note2: Research and Markets Global Forecast to 2022, published January 2018.

18 IMX Acquisition Adds Critical MSO Services to R1 Product Portfolio 2 Accelerates Growth ▪ Optimizes physician financial performance and increases market reach ▪ Expands suite of services & opens new channel for growth ▪ Fits with flexible engagement model and operating infrastructure ▪ Enables alignment of affiliated physicians to better manage patient lives ▪ Strengthens R1’s Patient Transformation solution Strategic Value Practice Management 1. Provider recruitment and credentialing 2. Provider enrollment 3. Provider scheduling 4. Payor benchmarking 5. Administrative services 7. Performance management 6. Payor negotiations Intermedix’ MSO platform enables access to new growth channel and increases R1’s value proposition to customers Managed Services Offering (MSO) Capabilities

3 Advances our Solution Capabilities

Accelerates Buildout of Physician Platform

Area		Capability	R1	IMX
Practice Mgmt.		Provider Recruitment, Enrollment & Credentialing	○	●
		Payor Benchmarking & Negotiation	○	●
		Administrative Services, Performance Mgmt.	○	●
Front		Orders, Outreach & Scheduling	◑	◑
		Pre-Registration / Financial Clearance	◑	◑
		Financial Counseling	●	◔
		Check-In/Arrival	●	◑
Middle		HCC & Quality Measure Alerts	◔	●
		Charge Integrity	◔	●
		Coding & Acuity Capture	◕	●
Back		Billing & Claims Processing	●	●
		Underpayment Recovery/Denials Mgmt.	◑	●
		Follow-Up/Cust Svc/Patient Pay/Pre-Collect	◔	●

R1 | 19

20 Advances our Technology Solutions Advances our Solution Capabilities ▪ Strengthens Descriptive, Performance, & Predictive Analytics ▪ Extends lead in RCM Workflow Technology & expands Robotic Process Automation (RPA) Suite ▪ Improves Charge Capture, Coding, Billing & Contract Modeling solutions ▪ Robust applications powered by proprietary rules engines, coupled with machine learning capability ▪ Scalable Architecture & Technology Platform; EMR-agnostic N/A N/A Analytics Data Services & Integration Rules Engine Workflow & Automation EMRs/Practice Mgmt. Systems Technology Stack IMX 3

21 Agenda Transaction Rationale Intermedix Overview Strategic Rationale Financial Outlook 1 2 3 4

Overview of Financing

Highlights

- Committed financing in place as follows:
  - New $270M first lien term loan
  - New $110M subordinated debt facility from Ascension/TowerBrook
- Remainder to be financed from cash on hand
- < 2.5x net leverage expected Q4 2018

Capital Structure Strategy

- Debt structure provides maximum flexibility in near-term to support integration and top line growth
- ~$50M of excess liquidity expected at closing
- Meaningful projected de-leveraging driven by EBITDA growth
- Flexibility to refinance and/or reassess capital structure once current growth initiatives are complete

Net Leverage Forecast

Expected Net Debt/Adjusted EBITDA[1]



< 2.5x
< 0.5x
Q4 2018
Q4 2020

Clear Path to Quickly De-leverage Driven by Committed Business

Note[1]: Net leverage ratio is calculated using annualized expected Q4 run rate adjusted EBITDA.
Adjusted EBITDA is a non-GAAP measure; please refer to the Appendix for a reconciliation of non-GAAP financial measures.

R1 | 22

23 Preliminary 2018 Financial Outlook1 $M Prior 2018 Outlook Revenue 675 – 725 GAAP Operating Income 5 – 15 Adjusted EBITDA 40 – 50 NPR growth assumptions – $B New customer 3.0 Total $3.0 Updated 2018 Outlook 850 – 900 ($30)-($55) 50 – 55 NPR growth assumptions – $B Intermountain Health 4.6 Presence Health 2.2 Ascension Medical Group 2.0 Total $8.8 Note: Adjusted EBITDA is a non-GAAP measure, please refer to the Appendix for a reconciliation of non-GAAP financial measures. Updated Guidance Absorbs Onboarding Costs Related to $8.8B of new NPR Growth Note1: Preliminary outlook subject to changes including but not limited to adoption of ASC 606 accounting for Intermedix, depreciation of fixed assets, purchase-price accounting for amortization of intangibles, closing date of Intermedix acquisition and final debt financing at close

24 Preliminary 2020 Financial Outlook1 $M Prior 2020 Outlook Revenue 800 – 900 GAAP Operating Income 80 – 100 Adjusted EBITDA 120 – 135 Updated 2020 Outlook 1,200 – 1,300 115 – 155 225 – 250 Note: Adjusted EBITDA is a non-GAAP measure, please refer to the Appendix for a reconciliation of non-GAAP financial measures. Note1: Preliminary outlook subject to changes including but not limited to adoption of ASC 606 accounting for Intermedix, depreciation of fixed assets, purchase-price accounting for amortization of intangibles, closing date of Intermedix acquisition and final debt financing at close

25 R1 + Intermedix Strategically and Financially Compelling Transaction Delivers Critical Capabilities at Scale to Support R1’s Growth Strategy ▪ Enables R1 to accelerate onboarding of $3.2B physician NPR ▪ Complementary areas of expertise create comprehensive offering across the care continuum ▪ Enhances value proposition 1 Materially Enhances Combined Company Scale and Reach ▪ $29B total NPR under management ▪ 800+ customers in 49 states and DC ▪ Global delivery centers on/off shore 2 Augments Overall Financial Profile ▪ Enhances visibility and diversification of revenue streams ▪ Strong bottom line growth 3

Appendix

27 Use of Non-GAAP Financial Measures ▪ In order to provide a more comprehensive understanding of the information used by R1’s management team in financial and operational decision making, the Company supplements its GAAP consolidated financial statements with certain non-GAAP financial measures, which are included in this presentation on a projected basis, including adjusted EBITDA. Our Board and management team use these non-GAAP measures as (i) one of the primary methods for planning and forecasting overall expectations and for evaluating actual results against such expectations; and (ii) a performance evaluation metric in determining achievement of certain executive incentive compensation programs, as well as for incentive compensation plans for employees. ▪ Adjusted EBITDA for R1 is defined as GAAP operating income plus depreciation and amortization expense, amortization of intangibles, share-based compensation, transaction-related expenses, reorganization-related expenses, severance and certain other items. ▪ Adjusted EBITDA for Intermedix is defined as GAAP operating income plus depreciation and amortization expense, share- based compensation, amortization of intangibles, severance and certain other items, less adjusted EBITDA related to the Emergency Preparedness business not being acquired as part of the Intermedix transaction. ▪ These adjusted measures are non-GAAP and should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP.

28 Reconciliation of GAAP to Non-GAAP Financials $ in millions Prior Outlook (provided on 1/08/18)Updated 2018 and 2020 Outlook $ in millions $ in millions Reconciliation of Intermedix GAAP to non-GAAP